Exhibit 99.1
HEALTHCARE REALTY
Scott W. Holmes
Executive Vice President &
Chief Financial Officer
P 615.269.8175
www.healthcarerealty.com
NEWS RELEASE
HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS
NASHVILLE, Tennessee, August 10, 2009 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter ended June 30, 2009. Funds from operations (“FFO”) per diluted common share for the three months ended June 30, 2009 totaled $0.44, compared with $0.38 for the three months ended June 30, 2008. FFO per diluted common share totaled $0.87 for the six months ended June 30, 2009, compared with the prior year’s $0.77.
Funds available for distribution (“FAD”) for the three months ended June 30, 2009 totaled $0.48 per diluted common share.
Revenues for the three months ended June 30, 2009 totaled $65.1 million, compared with the prior year’s $52.6 million. Revenues for the six months ended June 30, 2009 totaled $128.1 million, compared with the prior year’s $104.8 million. Income from continuing operations for the three months ended June 30, 2009 totaled $9.4 million, compared with $4.8 million for the three months ended June 30, 2008. Income from continuing operations for the six months ended June 30, 2009 totaled $17.1 million, compared with the prior year’s $9.7 million.
Net income for the three months ended June 30, 2009 totaled $16.8 million, or $0.28 per diluted common share, versus $13.8 million, or $0.27 per diluted common share, for the three months ended 2008. Net income for the six months ended June 30, 2009 totaled $37.7 million, or $0.64 per diluted common share, compared with $20.6 million, or $0.41 per diluted common share for the six months ended June 30, 2008.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.2 billion in 203 real estate properties and mortgages as of June 30, 2009, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 198 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 28 states, totaling approximately 12.1 million square feet. The Company provides property management services to approximately 8.8 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information.
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
REVENUES
Master lease rent	$14,953	$15,014	$30,604	$30,703
Property operating	45,866	32,899	88,776	65,014
Straight-line rent	328	(126)	688	(182)
Mortgage interest	978	542	1,468	1,067
Other operating	3,007	4,312	6,514	8,164

	65,132	52,641	128,050	104,766

EXPENSES
General and administrative	5,329	5,863	12,296	11,908
Property operating	23,587	19,279	46,950	37,524
Bad debts, net of recoveries	127	115	562	260
Depreciation	15,575	11,665	31,300	23,127
Amortization	1,346	566	2,827	1,150

	45,964	37,488	93,935	73,969

OTHER INCOME (EXPENSE)
Gain on extinguishment of debt, net	—	9	—	9
Re-measurement gain of equity interest upon acquisition	—	—	2,701	—
Interest expense	(10,043)	(10,886)	(20,116)	(21,764)
Interest and other income, net	228	486	383	622

	(9,815)	(10,391)	(17,032)	(21,133)

INCOME FROM CONTINUING OPERATIONS	9,353	4,762	17,083	9,664

DISCONTINUED OPERATIONS
Income from discontinued operations	18	1,289	582	2,582
Impairments	—	—	(22)	(29)
Gain on sales of real estate properties	7,443	7,715	20,051	8,352

INCOME FROM DISCONTINUED OPERATIONS	7,461	9,004	20,611	10,905

NET INCOME	16,814	13,766	37,694	20,569

Less: Net income attributable to noncontrolling interests	(62)	—	(77)	(3)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$16,752	$13,766	$37,617	$20,566

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.16	$0.10	$0.29	$0.20

Discontinued operations	0.13	0.18	0.36	0.22

Net income attributable to common stockholders	$0.29	$0.28	$0.65	$0.42

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.16	$0.09	$0.29	$0.19

Discontinued operations	0.12	0.18	0.35	0.22

Net income attributable to common stockholders	$0.28	$0.27	$0.64	$0.41

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	58,128,489	49,431,724	58,153,637	49,422,391

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	58,899,618	50,474,762	58,897,895	50,442,808

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows (1)
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$16,814	$13,766	$37,694	$20,569
Non-cash items:
Depreciation and amortization — real estate	16,703	12,721	33,574	25,276
Depreciation and amortization — other	835	640	1,644	1,204
Provision for bad debt, net of recoveries	129	115	566	331
Impairments	—	—	22	29
Straight-line rent receivable	(319)	134	(672)	199
Straight-line rent liability	111	43	224	86
Equity in (income) losses from unconsolidated joint ventures	—	(116)	2	148
Stock-based compensation	1,013	1,107	2,301	2,403
Provision for deferred post-retirement benefits	475	818	1,967	1,654
Gain on repurchase of notes payable	—	(9)	—	(9)
Re-measurement gain of equity interest upon acquisition	—	—	(2,701)	—
Other non-cash items	253	133	507	439

Total non-cash items	19,200	15,586	37,434	31,760

Other items:
Accounts payable and accrued liabilities	(4,409)	(7,465)	(3,200)	(3,686)
Other liabilities	(4,327)	(2,075)	(3,346)	(2,810)
Other assets	(1,066)	(508)	132	5,866
Gain on sales of real estate properties	(7,443)	(7,715)	(20,051)	(8,352)
Payment of partial pension settlement	—	—	(2,300)	—
State income taxes paid, net of refunds	(503)	(621)	(569)	(621)

Total other items	(17,748)	(18,384)	(29,334)	(9,603)

Net cash provided by operating activities	18,266	10,968	45,794	42,726

Cash flows from investing activities:
Acquisition and development of real estate properties	(28,715)	(18,134)	(61,791)	(37,694)
Funding of mortgages and notes receivable	(5,365)	(5,916)	(8,816)	(7,181)
Investment in unconsolidated joint ventures	(149)	—	(149)	—
Distributions received from unconsolidated joint ventures	—	444	—	867
Proceeds from sales of real estate	18,971	18,625	82,878	22,040
Proceeds from mortgages and notes receivable repayments	60	43	98	79

Net cash provided by (used in) investing activities	(15,198)	(4,938)	12,220	(21,889)

Cash flows from financing activities:
Net borrowings on unsecured credit facility	13,000	14,000	9,000	22,000
Repayments on notes and bonds payable	(1,021)	(918)	(21,569)	(1,825)
Repurchase of notes payable	—	(5,332)	—	(5,332)
Quarterly dividends paid	(22,849)	(19,534)	(45,678)	(39,067)
Proceeds from issuance of common stock	165	176	348	361
Common stock redemption	—	(282)	—	(282)
Credit facility amendment fee	—	(326)	—	(326)
Capital contribution received from noncontrolling interests	—	—	529	—
Distributions to noncontrolling interests	(32)	—	(75)	(3)

Net cash used in financing activities	(10,737)	(12,216)	(57,445)	(24,474)

Increase (decrease) in cash and cash equivalents	(7,669)	(6,186)	569	(3,637)
Cash and cash equivalents, beginning of period	12,376	11,068	4,138	8,519

Cash and cash equivalents, end of period	$4,707	$4,882	$4,707	$4,882

(1)	The Condensed Consolidated Statements of Cash Flows do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

RECONCILIATION OF FUNDS FROM OPERATIONS (1) (2):
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net Income Attributable to Common Stockholders	$16,752	$13,766	$37,617	$20,566

Gain on sales of real estate properties	(7,443)	(7,715)	(20,051)	(8,352)
Real estate depreciation and amortization	16,703	13,150	33,585	26,423

Total adjustments	9,260	5,435	13,534	18,071

Funds From Operations — Basic and Diluted	$26,012	$19,201	$51,151	$38,637

Funds From Operations Per Common Share — Basic	$0.45	$0.39	$0.88	$0.78

Funds From Operations Per Common Share — Diluted	$0.44	$0.38	$0.87	$0.77

Weighted Average Common Shares Outstanding — Basic	58,128,489	49,431,724	58,153,637	49,422,391

Weighted Average Common Shares Outstanding — Diluted	58,899,618	50,474,762	58,897,895	50,442,808

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (2):
(Dollars in thousands, except per share data)
(Unaudited)

Three Months Ended
June 30, 2009
Net Income Attributable to Common Stockholders	$16,752

Gain on sales of real estate properties	(7,443)
Total non-cash items included in cash flows from operating activities (3)	19,200

Funds Available For Distribution	$28,509

Funds Available For Distribution Per Common Share — Diluted	$0.48

Weighted Average Common Shares Outstanding — Diluted	58,899,618

(1)	Funds from operations (“FFO”) is calculated according to the definition of the National Association of Real Estate Investment Trusts and is comprised primarily of net income and depreciation from real estate, but is not adjusted for certain non-cash income and expense items. Gains on the sale of real estate properties are excluded from FFO and FFO per share, while impairments are included in FFO and FFO per share.

(2)	FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	See the Condensed Consolidated Statements of Cash Flows that are included in this earnings release.

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